EXHIBIT 99

WFMBS 04-O FINAL - Price/Yield - A-1

Balance               $683,349,000.00    Delay              24                 WAC              5.215879543       WAM            359
Coupon                4.96               Dated              7/1/2004           NET              4.95588           WALA             1
Settle                7/23/2004          First Payment      8/25/2004


Price                                   1                  2                 3                 4                5                 6
                                    Yield              Yield             Yield             Yield            Yield             Yield
                  97-30              5.29               5.41              5.52              5.64             5.77              5.90
                  98-02              5.27               5.37              5.48              5.60             5.71              5.84
                  98-06              5.24               5.34              5.44              5.55             5.66              5.77
                  98-10              5.22               5.31              5.41              5.50             5.60              5.71
                  98-14              5.20               5.28              5.37              5.45             5.55              5.64
                  98-18              5.17               5.25              5.33              5.41             5.49              5.58
                  98-22              5.15               5.22              5.29              5.36             5.43              5.51
                  98-26              5.13               5.19              5.25              5.31             5.38              5.45
                  98-30              5.10               5.16              5.21              5.27             5.32              5.38
                  99-02              5.08               5.13              5.18              5.22             5.27              5.32
                  99-06              5.06               5.10              5.14              5.18             5.21              5.25
                  99-10              5.03               5.07              5.10              5.13             5.16              5.19
                  99-14              5.01               5.04              5.06              5.08             5.10              5.12
                  99-18              4.99               5.01              5.03              5.04             5.05              5.06
                  99-22              4.96               4.98              4.99              4.99             5.00              5.00
                  99-26              4.94               4.95              4.95              4.95             4.94              4.93
                  99-30              4.92               4.92              4.91              4.90             4.89              4.87

                    WAL              7.44               5.36              4.10              3.26             2.67              2.23
               Mod Durn             5.414              4.152             3.318             2.727            2.288             1.951
          Mod Convexity             0.571              0.351             0.231             0.159            0.114             0.084
       Principal Window     Aug04 - Jun34      Aug04 - Jun34     Aug04 - Jun34     Aug04 - Jun34    Aug04 - Jun34     Aug04 - Jun34
          Maturity #mos               359                359               359               359              359               359

                CMT_1YR              2.21               2.21              2.21              2.21             2.21              2.21
                 Prepay            10 CPR             15 CPR            20 CPR            25 CPR           30 CPR            35 CPR
    Optional Redemption           Call (N)           Call (N)          Call (N)          Call (N)         Call (N)          Call (N)

            Yield Curve Mat    3MO     6MO    2YR     3YR     5YR    10YR    30YR
                        Yld 1.2661 1.66091 2.7615 3.23663 3.92151 4.69765 5.37474

Price                                      7
                                       Yield
                  97-30                 6.05
                  98-02                 5.97
                  98-06                 5.89
                  98-10                 5.82
                  98-14                 5.74
                  98-18                 5.67
                  98-22                 5.59
                  98-26                 5.52
                  98-30                 5.44
                  99-02                 5.37
                  99-06                 5.29
                  99-10                 5.22
                  99-14                 5.14
                  99-18                 5.07
                  99-22                 5.00
                  99-26                 4.92
                  99-30                 4.85

                    WAL                 1.90
               Mod Durn                1.684
          Mod Convexity                0.064
       Principal Window        Aug04 - Jun34
          Maturity #mos                  359

                CMT_1YR                 2.21
                 Prepay               40 CPR
    Optional Redemption              Call (N)

            Yield Curve Mat
                        Yld


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